SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12

JOHN HANCOCK VARIABLE INSURANCE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210-2805

March 3, 2017

Dear Variable Annuity and Variable Life Contract Owners:

Shareholders of the Money Market Trust (the “Fund”), a series of John Hancock Variable Insurance Trust (the “Trust”), are being asked to approve a new subadvisory agreement between John Hancock Investment Management Services, LLC (the “Advisor”) and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”) with respect to the Fund. In order for shareholders of the Fund to consider and vote on the proposal, a special meeting of shareholders (the “Meeting”) will be held at 601 Congress Street, Boston, Massachusetts 02210, on April 11, 2017 at 10:00 a.m., Eastern Time. We encourage you to read the attached materials in their entirety.

The Board of Trustees of the Trust approved the new subadvisory agreement and the appointment of JHAM as the Fund’s new subadvisor at an in-person meeting held on December 6-8, 2016. If shareholders approve the proposal, JHAM will replace John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“MAM (North America)”) as the Fund’s subadvisor. The appointment of JHAM and the new subadvisory agreement are more fully described in the enclosed Proxy Statement for your consideration.

Shareholders of the Fund are being asked to vote on and approve the new subadvisory agreement between the Advisor and JHAM.

Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock (U.S.A.)”) and John Hancock Life Insurance Company of New York (“John Hancock New York”) are invested in subaccounts of separate accounts established by these companies, and each subaccount invests in shares of one or more series of the Trust. You have the right to instruct these insurance companies, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions is determined as of February 12, 2017, the record date for the Meeting (the “Record Date”). John Hancock (U.S.A.) and John Hancock New York will vote all shares of the Trust issued to such companies, and the Trust will vote all shares held by those series of the Trust that operate as funds of funds and invest in other series of the Trust (the “Funds of Funds”), in proportion to the timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

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Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust and a Voting Instructions Form with respect to your contract values invested in the Fund as of the Record Date. The number of shares that represents your voting interest (determined as explained above) appears in the Voting Instructions Form. The Proxy Statement provides background information and describes in detail the proposal to be voted on at the Meeting.

The Board of Trustees of the Trust has unanimously voted in favor of the proposal and recommends that you give voting instructions for their approval.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement and then complete and mail your Voting Instructions Form in the attached postage-paid envelope, allowing sufficient time for its receipt by April 10, 2017.

If you have any questions regarding the Meeting, please call one of the following numbers:

—For John Hancock (U.S.A.) variable annuity contracts:	800-344-1029
—For John Hancock (U.S.A.) variable life contracts:	800-827-4546
—For John Hancock New York variable annuity contracts:	800-551-2078
—For John Hancock New York variable life contracts:	888-267-7784

Sincerely,

/s/ Christopher Sechler
Christopher Sechler
Assistant Secretary
John Hancock Variable Insurance Trust

JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210-2805

March 3, 2017

Dear Money Market Trust Shareholder:

Shareholders of Money Market Trust (the “Fund”), a series of John Hancock Variable Insurance Trust (the “Trust”), are being asked to approve a new subadvisory agreement between John Hancock Investment Management Services, LLC) (the “Advisor”) and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”) with respect to the Fund. In order for shareholders of the Fund to consider and vote on the proposal, a special meeting of shareholders (the “Meeting”) will be held at 601 Congress Street, Boston, Massachusetts 02210, on April 11, 2017 at 10:00 a.m., Eastern Time. We encourage you to read the attached materials in their entirety.

The Board of Trustees of the Trust approved the new subadvisory agreement and the appointment of JHAM as the Fund’s new subadvisor at an in-person meeting held on December 6-8, 2016. If shareholders approve the proposal, JHAM will replace John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“MAM (North America)”) as the Fund’s subadvisor. The appointment of JHAM and the new subadvisory agreement are more fully described in the enclosed Proxy Statement for your consideration.

Shareholders of the Fund are being asked to vote on and approve the new subadvisory agreement between the Advisor and JHAM.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust, and a Proxy Card for the shares of the Fund held by you on February 12, 2017, the record date for the Meeting. The Proxy Statement provides background information and describes in detail the proposal to be voted on at the Meeting.

The Board of Trustees of the Trust has unanimously voted in favor of the proposal and recommends that you vote for its approval.

In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement and then complete and mail your Proxy Card in the attached postage-paid envelope, allowing sufficient time for its receipt by April 10, 2017.

If you have any questions regarding the Meeting, please call one of the following numbers:

—For John Hancock (U.S.A.) variable annuity contracts:	800-344-1029
—For John Hancock (U.S.A.) variable life contracts:	800-827-4546
—For John Hancock New York variable annuity contracts:	800-551-2078
—For John Hancock New York variable life contracts:	888-267-7784

Sincerely,

/s/ Christopher Sechler
Christopher Sechler
Assistant Secretary
John Hancock Variable Insurance Trust

JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210-2805

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF MONEY MARKET TRUST

To the Shareholders of Money Market Trust:

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Money Market Trust (the “Fund”), a series of John Hancock Variable Insurance Trust (the “Trust”), will be held at 601 Congress Street, Boston, Massachusetts 02210, on April 11, 2017 at 10:00 a.m., Eastern Time. A Proxy Statement, which provides information about the Meeting is included with this notice. The Meeting will be held for the following purpose:

Proposal 1	Approval of a new subadvisory agreement between John Hancock Investment Management Services, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC with respect to the Fund.

Any other business that may properly come before the Meeting.

The Board of Trustees of the Trust recommends that shareholders vote FOR the Proposal.

Each shareholder of record at the close of business on February 12, 2017 is entitled to receive notice of and to vote at the Meeting.

Sincerely,

/s/ CHRISTOPHER SECHLER
Christopher Sechler
Assistant Secretary
John Hancock Variable Insurance Trust

March 3, 2017

Boston, Massachusetts

JOHN HANCOCK VARIABLE INSURANCE TRUST

601 Congress Street

Boston, Massachusetts 02210-2805

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

MONEY MARKET TRUST TO BE HELD ON April 11, 2017

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of John Hancock Variable Insurance Trust (the “Trust”) of proxies to be used at a special meeting of shareholders of Money Market Trust (the “Fund”) to be held at 601 Congress Street, Boston, Massachusetts 02210, on April 11, 2017 at 10:00 a.m., Eastern Time (the “Meeting”) for purposes of voting on the proposal summarized below. Pursuant to the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Board has designated February 12, 2017 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record of the Fund at the close of business on February 12, 2017 are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest held. This Proxy Statement is first being sent to shareholders on or about March 3, 2017.

The Trust. The Trust is a Massachusetts business trust that is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2016, the Trust offered 62 separate series. The Trust does not sell its shares directly to the public but generally only to affiliated insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies, as permitted by applicable law, and other series of the Trust that operate as funds of funds. Shares of the Trust also may be sold to unaffiliated insurance companies and their separate accounts and certain qualified pension and retirement plans.

Investment Management. John Hancock Investment Management Services, LLC (the “Advisor”), located at 601 Congress Street, Boston, Massachusetts 02210, serves as investment advisor to the Trust and each series of the Trust that has a subadvisor pursuant to an Amended and Restated Advisory Agreement with the Trust (the “Advisory Agreement”), dated September 26, 2008. Under the Advisory Agreement, the Advisor is responsible for, among other things, administering the business and affairs of each series and selecting, contracting with, compensating and monitoring the investment subadvisors that manage the assets of the series pursuant to subadvisory agreements.

The Distributor. John Hancock Distributors LLC, located at 601 Congress Street, Boston, Massachusetts 02210, serves as the distributor to the Trust.

SUMMARY OF PROPOSAL

Proposal Number	Proposal	Shareholders of the Trust Voting on the Proposal

1	Approval of a new subadvisory agreement between the Advisor and John Hancock Asset Management a division of Manulife Asset Management (US) LLC with respect to the Fund.	Shareholders of Money Market Trust

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of the Trust

The Trust does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for contracts issued by such companies, certain entities affiliated with the insurance companies and those series of the Trust that operate as funds of funds and invest in other Trust funds (the “Funds of Funds”). Shares of the Trust are sold principally to John Hancock Life Insurance Company (U.S.A.) (“John Hancock (U.S.A.)”) and John Hancock Life Insurance Company of New York (“John Hancock New York”). Each of John Hancock (U.S.A.), John Hancock New York and John Hancock Distributors LLC (“JH Distributors”) is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of each such insurance company and of JH Distributors is Manulife Financial Corporation ("MFC"), the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

As of the Record Date, the shares of the Fund attributable to contracts were legally owned by John Hancock (U.S.A.) and John Hancock New York.

John Hancock (U.S.A.) and John Hancock New York hold shares principally in their separate accounts. They may also hold shares directly. John Hancock (U.S.A.) and John Hancock New York may legally own in the aggregate more than 25% of the shares of a series of the Trust. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. John Hancock (U.S.A.) and John Hancock New York have no power to exercise any discretion in voting or disposing of any of the shares that they legally own, except that they may have the power to dispose of shares that they hold directly. Consequently, John Hancock (U.S.A.) or John Hancock New York would be presumed to control a series of the Trust only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of such series.

John Hancock (U.S.A.) is a stock life insurance company originally organized under the laws of Pennsylvania, redomesticated under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of John Hancock U.S.A. and John Hancock New York holds shares of the Trust directly and/or attributable to contracts in their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act as well as unregistered separate accounts.

John Hancock (U.S.A.) and John Hancock New York have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. These companies will vote all shares of the Fund issued to them in proportion to the timely instructions received from owners of contracts (“contract owners”) participating in the separate accounts described above that are registered under the 1940 Act. In addition, the Trust will vote all shares of the Fund held by the Funds of Funds in proportion to such instructions. The insurance companies, in connection with their solicitation of voting instructions, are furnishing this Proxy Statement to the owners of contracts participating in registered separate accounts holding shares of the Fund to be voted at the Meeting.

The number of votes eligible to be cast at the Meeting with respect to the Fund, the percentage ownership of the outstanding shares of the Fund by each of John Hancock (U.S.A.) and John Hancock New York and other share ownership information, as of the Record Date, are set forth in Appendix A (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to any shareholder or contract owner upon request. To obtain a report, please contact the

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Trust by calling 800-344-1029 or by writing to the Trust at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Treasurer.

Voting Procedures

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210; or (ii) signing and returning a new proxy, in each case if received by the Trust by April 10, 2017; or (iii) attending the Meeting and voting shares. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the Proposal. Instructions from contract owners may be revoked by: (i) mailing written instructions addressed to the Secretary of Trust at 601 Congress Street, Boston, Massachusetts 02210; or (ii) signing and returning a new voting instructions form, in each case if received by the Trust by the close of business on April 10, 2017.

Quorum; Definition of a Majority of Outstanding Voting Securities. Shareholders of record at the close of business on February 12, 2017, the Record Date, will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of the Fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of the Fund is required to approve the Proposal. As used in this Proxy Statement, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1)	67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy; or

(2)	more than 50% of the outstanding voting securities of the Fund.

Shareholders are entitled to one vote for each share of Series I, Series II and Series NAV shares held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve the Proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of the shares of the Fund cast at the Meeting, and any adjournment with respect to the Proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion. Because shares for which voting instructions are not timely received will nevertheless be voted in proportion to votes each of John Hancock (U.S.A.) and John Hancock New York receives, all shares will be voted at the Meeting and thus the presence of a quorum is assured.

Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present but do not count as votes cast with respect to the Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against the Proposal.

Cost of Preparation and Distribution of Proxy Materials. The cost of the preparation and distribution of these proxy materials will be borne by the Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, the Advisor and its agents or affiliates, personally or by telephone.

Portfolio Voting. Shares of the Fund will be voted in the aggregate and not by class of shares with respect to the Proposal.

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Solicitation of Proxies and Voting Instructions

The Trust is soliciting proxies from the shareholders of the Fund, including John Hancock (U.S.A.) and John Hancock New York (collectively, the “Insurance Companies”), which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement/Prospectus to the owners of variable contracts participating in their separate accounts that are registered with the U.S. Securities and Exchange Commission (“SEC”) under the 1940 Act (“Registered Accounts”) and that hold shares of the Fund to be voted at the Meeting, and will solicit voting instructions from those contract owners.

Each Insurance Company will vote shares of the Fund held in its Registered Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Accounts. The Insurance Companies will vote all other shares of the Fund held by them in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

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PROPOSAL 1

APPROVAL OF NEW SUBADVISORY AGREEMENT
BETWEEN THE ADVISOR AND JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET MANAGEMENT (US) LLC (“JHAM”)

At its in-person meeting on December 6-8, 2016, the Board, including all the Independent Trustees, approved entering into a new subadvisory agreement for the Fund between the Advisor and JHAM (the “JHAM Subadvisory Agreement”). Shareholders of the Fund are being asked to approve the JHAM Subadvisory Agreement.

The Board approved the appointment of JHAM as the new subadvisor to the Fund and the JHAM Subadvisory Agreement, subject to shareholder approval. If shareholders approve the proposal, JHAM will replace John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (“MAM (North America)”) as the subadvisor for the Fund effective May 1, 2017, or if the Meeting is adjourned with respect to Proposal 1, the next business day following shareholder approval, or on such later date as the officers of the Trust may determine.

The current subadvisory agreement provides for a subadvisory fee paid by the Adviser, not the Fund, to MAM (North America) at an annual percentage of the Fund’s Aggregate Net Assets* in accordance with the following schedule:

Portfolio	First $500 Million of Aggregate Net Assets*	Excess Over $500 Million of Aggregate Net Assets*
Money Market Trust	0.050%	0.020%

*The term Aggregate Net Assets includes the net assets of the Fund and the John Hancock Money Market Fund, a series of John Hancock Current Interest.

If the Proposal is approved, the subadvisory fee paid to JHAM will be the same as the subadvisory fee paid to MAM (North America).

The following table sets forth for the fiscal year ended December 31, 2016: (1) the aggregate amount of subadvisory fees paid by the Advisor to MAM (North America); (2) the pro forma aggregate amount of subadvisory fees that the Advisor would have paid to JHAM if the JHAM Subadvisory Agreement had been in effect; and (3) the difference between the amounts of subadvisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).

(1) Subadvisory Fees Paid Under Current Fee Schedule	(2) Subadvisory Fees Payable Under Amended Fee Schedule (pro forma)	(3) Difference Between (1) and (2) as a Percentage of (1)
$576,895	$ 576,895	0%

The following table sets forth for the fiscal year ended December 31, 2016: (1) the actual subadvisory fee rate paid by the Advisor to MAM (North America); and (2) the pro forma subadvisory fee rate that the Advisor would have paid JHAM if the JHAM Subadvisory Agreement been in effect, in each case stated as a percentage of average net assets.

Subadvisory Fees
Under Current Fee Schedule	Under Amended Fee Schedule (pro forma)
0.03%	0.03%

If Proposal 1 is approved by shareholders, there would be no increase in the Fund’s advisory fees or subadvisory fees or any change in services provided to the Fund by the Advisor or the subadviser. The

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Board’s considerations in approving the JHAM Subadvisory Agreement are described below under “Evaluation by the Board of Trustees.”

Pursuant to an order from the SEC upon which the Trust relies, the Advisor, subject to Board approval, is permitted to enter into subadvisory agreements appointing or terminating subadvisors that are not affiliates of the Advisor (other than by reason of serving as a subadvisor to a series of the Trust), and to amend the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisors, without shareholder approval. However, because the Advisor and JHAM are both indirect, wholly owned subsidiaries of MFC, JHAM is an affiliate of the Advisor. As a result, shareholders are being asked to approve the JHAM Subadvisory Agreement with JHAM.

JHAM and the JHAM Subadvisory Agreement

JHAM. JHAM, a Delaware limited liability company located at 197 Clarendon Street, Boston, Massachusetts, 02116, was founded in 1979 and is an indirect wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) and a subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. MFC is also the indirect controlling parent company of MAM (North America).

JHAM currently serves as the sole subadvisor or a co-subadvisor to 20 series of the Trust. It is proposed that JHAM replace MAM (North America) as the Fund’s subadvisor. A copy of the JHAM Subadvisory Agreement is included in Appendix B to this Proxy Statement for your reference. Appendix C to this Proxy Statement contains additional information regarding JHAM.

The JHAM Subadvisory Agreement. Under the JHAM Subadvisory Agreement, JHAM would be responsible, subject to the direction and control of the Trustees, for managing the Fund’s investments and determining the composition of the Fund’s assets. The JHAM Subadvisory Agreement also provides that JHAM will: (1) furnish all necessary investment management and administrative facilities, at JHAM’s expense; (2) select brokers and dealers to effect transactions and negotiate brokerage commissions if applicable, recognizing that while JHAM at all times will seek best execution, JHAM may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide JHAM with research, analysis, advice or other eligible brokerage and research services; (3) maintain all accounts, books and records with respect to the Fund as are required of an investment advisor to a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, and the rules thereunder; and (4) vote proxies relating to the Fund’s investment securities in accordance with the Trust’s proxy voting policies and procedures.

The JHAM Subadvisory Agreement also provides that JHAM may in certain instances, but is not obligated to, aggregate securities purchase or sale orders among its clients in an effort to obtain a more favorable price or lower brokerage commission and efficient execution. In instances where securities transactions are aggregated, JHAM will allocate the securities so purchased or sold, as well as the expenses incurred in the attendant transaction, in the manner JHAM considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

The JHAM Subadvisory Agreement provides that JHAM will not be liable to the Advisor or the Trust for any error of judgment or mistake of law or for any loss suffered by the Advisor or Trust in connection with the matters to which the proposed subadvisory agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, JHAM’s duties as subadvisor or the duties of any of its directors.

The JHAM Subadvisory Agreement provides that it may be terminated, without the payment of any penalty, by the Board, by the vote of a majority of the outstanding voting securities of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the

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Advisor and JHAM, or by the Advisor or JHAM on sixty days’ written notice to the Trust and the other party. The JHAM Subadvisory Agreement will automatically terminate upon its “assignment,” as that term is defined in the 1940 Act or in the event the Advisory Agreement terminates for any reason.

If approved by the Fund’s shareholders, the JHAM Subadvisory Agreement will become effective on the date of its execution and will remain in effect for an initial two-year term. Thereafter, the JHAM Subadvisory Agreement will continue in effect if continuance is approved at least annually by a vote of the Fund’s shareholders or by the Board, provided that, in either case, continuance is approved by the vote of a majority of the Independent Trustees, the vote of whom must be cast in person at a meeting called for the purpose of voting on such continuance.

The description of the JHAM Subadvisory Agreement in this section is qualified in its entirety by the form of JHAM Subadvisory Agreement attached to this Proxy Statement in Appendix B.

Comparison Between the MAM (North America) Subadvisory Agreement and the JHAM Subadvisory Agreement

The current subadvisory agreement with MAM (North America) (the “MAM (North America) Subadvisory Agreement”) and the JHAM Subadvisory Agreement are substantially similar. Under both agreements, the subadvisors have substantially the same duties. The principal differences are described below. The current subadvisory agreement with MAM (North America) was last submitted to a vote of the Fund’s shareholders for approval and was approved by the Fund’s shareholders on December 19, 2001 and was effective on January 1, 2002.

Fees. The fee rates provided for in the JHAM Subadvisory Agreement are the same as those provided in the MAM (North America) subadvisory agreement and are set forth above. The Advisor, and not the Fund, pays the subadvisory fees to the subadvisor.

Proxy Voting. The JHAM Subadvisory Agreement provides that the subadvisor shall vote all proxies it receives in connection with securities held by the Fund. The MAM (North America) Subadvisory Agreement is silent on this practice.

Supplemental Arrangements. The JHAM Subadvisory Agreement provides that JHAM may enter into arrangements with affiliated persons to better enable it to fulfill its obligations under the JHAM Subadvisory Agreement for the provision of certain personnel and facilities. The MAM (North America) Subadvisory Agreement does not prohibit MAM (North America) from engaging with affiliated persons but is silent on this practice.

Consultation with Subadvisors to Other Trust Portfolios. The JHAM Subadvisory Agreement and the MAM (North America) Subadvisory Agreement prohibit JHAM and MAM (North America), respectively, from consulting with the following entities concerning transactions for a portfolio in securities or other assets: (1) other subadvisors to the Fund; (2) other subadvisors to a Trust portfolio; and (3) other subadvisors to portfolios under common control with the Fund.

Evaluation by the Board of Trustees

At an in-person Board meeting on December 6-8, 2016, the Advisor recommended to the Board that the Fund’s subadvisor, MAM (North America), be replaced with JHAM. Both MAM (North America) and JHAM are affiliates of the Advisor and MFC is the indirect controlling parent company of both MAM (North America) and JHAM. The Board, including all the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Advisor, JHAM, MAM (North America), or JH Distributors (the “Independent Trustees”), approved the appointment of JHAM as the new subadvisor to the Fund and the new JHAM Subadvisory Agreement at its in-person meeting on December 6-8, 2016.

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In considering the approval of the proposed subadvisory agreement with JHAM, the Board took into account its consideration of the factors it considered with the annual evaluation of the advisory and subadvisory agreements conducted at an in-person meetings held on May 24-25, 2016, as well as information presented at other meetings during the year. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Board also considered other factors it deemed relevant in its evaluation of the proposed subadvisory agreement, including the potential benefits that the Fund, and its shareholders and contract owners, may realize through having a new subadvisor. The Board also considered conditions and trends prevailing generally in the economy, the securities markets and the industry. The Board also considered the affiliation of the Advisor with JHAM, noting any potential conflicts of interest. The Board did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. Throughout the evaluation process, the Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel. The factors considered by the Board with respect to the Fund were:

(1)	the nature, extent and quality of the services to be provided by JHAM to the Fund;

(2)	the investment performance of the Fund and JHAM;

(3)	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders; and

(4)	comparative services rendered and comparative subadvisory fee rates.

In making its determination and with reference to the factors that it considered, the Board reviewed:

(1)	information relating to JHAM’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);

(2)	the performance of the Fund and the performance of other John Hancock funds managed by JHAM including the John Hancock Money Market Fund; and

(3)	the subadvisory fee for the Fund, including any breakpoints determined by the aggregate net assets of the Fund and the John Hancock Money Market Fund, which is also managed by JHAM.

The Board’s decision to approve the proposed subadvisory agreement with JHAM was based on a number of determinations, including the following:

(1)	JHAM currently manages the John Hancock Money Market Fund and has extensive experience and demonstrated skills as a manager with respect to money market funds and may be expected to provide a high quality of investment management services and personnel to the Fund;

(2)	The Board is generally satisfied with JHAM’s management of a similar fund, the John Hancock Money Market Fund; and

(3)	The JHAM subadvisory fee rates to manage the Fund would be the same as the subadvisory fee rates charged by MAM (North America) to manage the Fund.

Additional Information

For additional information about the proposed JHAM Subadvisory Agreement and JHAM, see Appendix B and Appendix C, respectively, to this Proxy Statement.

8

Required Vote

Approval of the JHAM Subadvisory Agreement will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund. If the required shareholder approval is not obtained, the current MAM (North America) Subadvisory Agreement will remain in effect and there will be no change in subadvisor pending the approval of a new subadvisory agreement or other definitive action.

The Board, including all the Independent Trustees, recommends that shareholders of the Fund vote “For” Proposal 1.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

March 3, 2017

Boston, Massachusetts

It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the meeting in person are urged to complete, sign, date and return the proxy card in the enclosed envelope.

9

APPENDIX A

OUTSTANDING SHARES AND SHARE OWNERSHIP

Principal Holders. The following set sforth the principal holders of the shares of the Fund. Principal holders are those who own of record or are known by the Trust to own beneficially 5% or more of a series of the Fund’s outstanding shares.

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to the Series I, Series II and Series NAV shares of the Fund, and the percentage ownership thereof by each of John Hancock (U.S.A.), John Hancock New York are set forth below:

Percentage of Shares Held by
Share Class	Number of Outstanding Shares	Number of Eligible Votes	John Hancock (U.S.A.)	John Hancock New York	Funds of Funds*
Series I	________	________	________	_______	________
Series II	________	________	________	_______	________
Series NAV	________	________	________	_______	________

As of the Record Date, Trustees and officers of the Trust, in the aggregate, beneficially owned or had the right to provide voting instructions for less than 1% of the outstanding shares of any class of the Fund.

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APPENDIX B

SUBADVISORY AGREEMENT

Sovereign Asset Management LLC*

AGREEMENT made this 28th day of April, 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the “Adviser”), and Sovereign Asset Management LLC, a Delaware limited liability company (the “Subadviser”)* In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	APPOINTMENT OF SUBADVISER

The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the “Trust”) (formerly, Manufacturers Investment Trust) and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the “Portfolios”). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.	SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a.	Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

i.	obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

ii.	formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

iii.	take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

iv.	regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

v.	provide assistance to the Trust’s Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b.	The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c.	The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may

[* Note: JHAM was previously known as Sovereign Asset Management, LLC.]

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be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d.	On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e.	The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the “Investment Company Act”) and Investment Advisers Act of 1940 (the “Investment Advisers Act”) and the rules thereunder.

f.	The Subadviser shall vote all proxies received in connection with securities held by the Portfolios.

3.	COMPENSATION OF SUBADVISER

The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.	LIABILITY OF SUBADVISER

Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.	SUPPLEMENTAL ARRANGEMENTS

The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6.	CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings,” as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

7.	CONFLICTS OF INTEREST

It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be

B-2

interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Limited Liability Company Agreement of the Subadviser, respectively, or by specific provision of applicable law.

8.	REGULATION

The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

10.	PROVISION OF CERTAIN INFORMATION BY SUBADVISER

The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a.	the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.	the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

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c.	any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

11.	SERVICES TO OTHER CLIENTS

The Adviser understands, and has advised the Trust’s Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust’s Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

12.	CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1)	other subadvisers to a Portfolio
2)	other subadvisers to a Trust portfolio
3)	other subadvisers to a portfolio under common control with the Portfolio

13.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

14.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

15.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

17.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

B-4

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

19.	LIMITATION OF LIABILITY

The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name “Manufacturers Investment Trust” and subsequently, “John Hancock Trust”, refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

John Hancock Investment Management Services, LLC

/s/ John G. Vrysen
By:	John G. Vrysen
Executive Vice President and Chief Financial Officer

Sovereign Asset Management LLC

/s/Diane Landers
Name: Diane Landers
Title: Chief Operating Officer

B-5

APPENDIX A TO THE SUBADVISORY AGREEMENT

The Subadviser shall serve as investment subadviser for the Portfolios of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

Portfolio	First $500 Million of Aggregate Net Assets*	Excess Over $500 Million of Aggregate Net Assets*
Money Market Trust	0.050%	0.020%

*The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)	Other Portfolio(s)

Money Market Trust	Money Market Fund, a series of
Current Interest Trust

The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

B-6

APPENDIX C

ADDITIONAL INFORMATION ABOUT JHAM

As described under Proposal 1, JHAM is proposed to replace MAM (North America) as subadvisor with respect to the Fund effective as of May 1, 2017, or if the Meeting is adjourned with respect to Proposal 1, the next business day following shareholder approval, or on such later date as the officers of the Trust may determine. This Appendix supplements the information contained in the Proxy Statement about JHAM.

Management and Control of JHAM

JHAM, a Delaware limited liability company located at 197 Clarendon Street, Boston, Massachusetts, 02116, was founded in 1979 and is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) located at 601 Congress Street, Boston, Massachusetts 02210. John Hancock Life Insurance Company (U.S.A.) is a subsidiary of MFC based in Toronto, Canada located at 200 Bloor Street East, Toronto, Ontario M4W 1E5.

The names and principal occupations of JHAM’s principal executive officers and directors are set forth below. The address for each officer and director of John Hancock Asset Management is 197 Clarendon Street, Boston, Massachusetts 02116.

Name	Position with JHAM	Principal Occupation
Andrew Arnott	Director	President, John Hancock Investments
Christopher Conkey	Director, Executive Vice President, Chief Investment Officer	Executive Vice President, Chief Investment Officer, JHAM
Kenneth Damato	Chief Administrative Officer	Chief Administrative Officer, JHAM
Carolyn Flanagan	Chief Legal Officer	Chief Legal Officer, JHAM
Diane Landers	Director, President and Chief Operating Officer	Chief Operating Officer, JHAM
Lucas Pontillo	Director	Chief Operating Officer, Manulife Asset Management
Frank Saeli	Director	Vice President, Head of Distribution, JHAM
Kai Sotorp	Director	President and Chief Executive Officer, Manulife Asset Management
Paul Donahue	Chief Compliance Officer	Chief Compliance Officer, JHAM

Other Funds Managed by JHAM

JHAM currently act as the subadvisor to the John Hancock Money Market Fund, which has an investment objective and investment policies similar to those of the Fund. The table below states the size of the John Hancock Money Market Fund as of December 31, 2016. The subadvisory fee schedule for the John Hancock Money Market Fund is the same as the fee schedule for the Fund.

Net Assets of the John Hancock Money Market Fund as of December 31, 2016

$529,102,633

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Payments to Affiliates

The Advisor serves as the advisor to the Trust and to the Fund. For the fiscal year ended December 31, 2016, the Trust paid an aggregate advisory fee of $297,180,199 to the Advisor, with the Advisor retaining $198,327,157 after the payments to the subadvisors. The Fund paid the Advisor under the Advisory Agreement an advisory fee of $5,679,815 with the Advisor retaining $5,102,920 after payment of the subadvisory fee to MAM (North America).

MAM (North America) serves as the subadvisor to certain funds of the Trust in addition to the Fund. For the fiscal year ended December 31, 2016, the Advisor paid an aggregate advisory fee of $3,545,460 to MAM (North America).

JHAM serves as the subadvisor to certain funds of the Trust. For the fiscal year ended December 31, 2016, the Advisor paid an aggregate advisory fee of $32,005,132 to JHAM.

John Hancock Distributors LLC. John Hancock Distributors LLC, an indirect wholly-owned subsidiary of MFC, is the Trust’s distributor and principal underwriter. It is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). For the fiscal year ended December 31, 2016, the Trust paid aggregate Rule 12b-1 fees of $104,594,515, and the Fund paid Rule 12b-1 fees to John Hancock Distributors of $1,448,413.

C-2

JOHN HANCOCK VARIABLE INSURANCE TRUST

P.O. BOX 9112

FARMINGDALE, NY 11735

	VOTE BY PHONE		VOTE ON THE INTERNET		VOTE BY MAIL

-	Read the Proxy Statement/Prospectus and have this card at hand	-	Read the Proxy Statement/Prospectus and have this card at hand	-	Read the Proxy Statement/Prospectus and have this card at hand

-	Call toll-free 1-800-690-6903	-	Log on to www.proxyvote.com	-	Check the appropriate boxes on reverse side

-	Follow the recorded instructions	-	Follow the on-screen instructions	-	Sign and date Voting Instructions

-	Do not return this paper ballot	-	Do not return this paper ballot	-	Return promptly in the enclosed envelope

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

VOTING INSTRUCTIONS FORM

MONEY MARKET TRUST

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of John Hancock Variable Insurance Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 601 Congress Street, Boston, Massachusetts 02210 at 10:00 a.m., Eastern Time, April 11, 2017, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting.

Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of February 12, 2017. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope.

VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON APRIL 10, 2017 TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 11, 2017.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST.

(ARROW)

Date:	,	2017

PLEASE SIGN IN BOX BELOW:

Signature(s), Title(s), if applicable

If a contract is held jointly, each contract owner should sign. If only one signs his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.”

(ARROW)	PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR ☒ (ARROW)

NUMBER 2 PENCIL.

PLEASE DO NOT USE FINE POINT PENS.

These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the Proxy Statement/Prospectus for a discussion of the proposal.

		FOR	AGAINST	ABSTAIN

1.	Approval of a new subadvisory agreement between John Hancock Investment Management Services, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC with respect to Money Market Trust	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

JOHN HANCOCK VARIABLE INSURANCE TRUST

P.O. BOX 9112

FARMINGDALE, NY 11735

	VOTE BY PHONE		VOTE ON THE INTERNET		VOTE BY MAIL

-	Read the Proxy Statement/Prospectus and have this card at hand	-	Read the Proxy Statement/Prospectus and have this card at hand	-	Read the Proxy Statement/Prospectus and have this card at hand

-	Call toll-free 1-800-690-6903	-	Log on to www.proxyvote.com	-	Check the appropriate boxes on reverse side

-	Follow the recorded instructions	-	Follow the on-screen instructions	-	Sign and date Voting Instructions

-	Do not return this paper ballot	-	Do not return this paper ballot	-	Return promptly in the enclosed envelope